UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 8, 2005
ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32567 (Commission File Number)	74-2966572 (IRS Employer Identification No.)
7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 367-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Management Employment Agreement Amendment
     On November 7, 2005, the Board of Directors (the “Board”) of Alon USA Energy, Inc. (the “Company”) authorized an amendment to the Executive/Management Employment Agreement, dated October 1, 2002, as amended (the “Employment Agreement”), between Alon USA GP, LLC (an indirect wholly owned subsidiary of the Company) and Harlin R. Dean, Vice President, General Counsel and Secretary of the Company. The amendment increases the “Target Bonus Amount” (as set forth in Section 2(b) of the Employment Agreement) to one hundred percent (100%) of Mr. Dean’s base compensation. A copy of this amendment is attached to this Current Report on From 8-K as Exhibit 10.1, and incorporated by reference into this Item 1.01.
     2005 Incentive Compensation Plan Amendment
     On November 7, 2005, the Board approved an amendment to the Company’s 2005 Incentive Compensation Plan (as amended, the “Plan”). The amendment revised the definition of the term “Participant” (as set forth in Section 3(p) of the Plan). A copy of the amended Plan is attached to the Current Report on Form 8-K as Exhibit 10.2, and is incorporated by reference into this Item 1.01.
     Restricted Stock Awards
     On November 7, 2005, the Board, upon recommendation from the Compensation Committee of the Board, granted to (i) Harlin R. Dean, Vice President, General Counsel and Secretary, 15,669 restricted shares of the Company’s common stock, (ii) Joseph Israel, Vice President of Mergers and Acquisitions, 11,456 restricted shares of the Company’s common stock, and (iii) Shai Even, Vice President, Chief Financial Officer and Treasurer, 11,369 restricted shares of the Company’s common stock, pursuant to Section 8 of the Plan. The shares subject to each grant will vest in equal installments on the first, second and third anniversaries of the date of grant. These awards are evidenced by agreements in the form adopted by the Company for the purpose of evidencing grants of this type, which form is attached to this Current Report on Form 8-K as Exhibit 10.3, and is incorporated by reference into this Item 1.01.
     On November 7, 2005, the Board, upon recommendation from the Compensation Committee of the Board, granted to Ron W. Haddock, a Director of the Company, the right to purchase 12,500 restricted shares of the Company’s common stock at a price per share of $12.00. The grant was made pursuant to Section 8 of the Plan and the shares subject to the grant will vest in equal installments on the first, second and third anniversaries of the date of grant. The award will be evidenced by an agreement in the form adopted by the Company for the purpose of evidencing grants of this type, which form was attached as Exhibit 10.01 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 23, 2005 (SEC File No. 001-32567), and is incorporated by reference into this Item 1.01.

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Item 2.02. Results of Operations and Financial Condition.
     On November 8, 2005, we issued a press release reporting our financial results for the quarter and nine-month period ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 2.02.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Description

10.1	Amendment to Executive/Management Employment Agreement, dated as of November 7, 2005, between Harlin R. Dean and Alon USA GP, LLC

10.2	The Company’s 2005 Incentive Compensation Plan, as amended on November 7, 2005

10.3	Form II of Restricted Stock Award Agreement relating to Participant Grants Pursuant to Section 8 of the Alon USA Energy, Inc. 2005 Incentive Compensation Plan

99.1	Press Release dated November 8, 2005

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON USA ENERGY, INC.
By:	/s/ Harlin R. Dean
Harlin R. Dean
Vice President, General Counsel and Secretary

Date: November 8, 2005

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Amendment to Executive/Management Employment Agreement, dated as of November 7, 2005, between Harlin R. Dean and Alon USA GP, LLC

10.2	The Company’s 2005 Incentive Compensation Plan, as amended on November 7, 2005

10.3	Form II of Restricted Stock Award Agreement relating to Participant Grants Pursuant to Section 8 of the Alon USA Energy, Inc. 2005 Incentive Compensation Plan

99.1	Press Release dated November 8, 2005